Exhibit 99.1

Company Presentation January 2018

Safe Harbor This presentation contains forward-looking statements, including, without limitation, statements concerning anticipated progress, objectives and expectations regarding profitability, growth in revenue and earnings per share, cash payments, the commercial potential of our products, intended product development, clinical trial and regulatory plans and progress, objectives and expectations, all of which involve certain risks and uncertainties. These statements are often, but are not always, made through the use of words or phrases such as “anticipates,” “intends,” “estimates,” “plans,” “expects,” “we believe,” “we intend,” and similar words or phrases, or future or conditional verbs such as “would,” “should,” “potential,” “could,” “may,” or similar expressions. Actual results may differ significantly from the expectations contained in the forward-looking statements. Among the factors that may result in differences are the inherent risks and uncertainties associated with competitive developments, clinical trial and product development activities, regulatory approval requirements, ability to achieve or maintain profitability, estimating the commercial potential of our products and product candidates and growth in revenues and improvement in costs, market demand for our products and our ability to supply or meet customer demand for our products. These and other significant factors are discussed in greater detail in Vericel’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission (“SEC”) on March 13, 2017, Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC from time to time. These forward-looking statements reflect management’s current views and Vericel does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this release except as required by law. 2

Leader in Advanced Cell Therapies for the Sports Medicine and Severe Burn Care Markets

Vericel Investment Highlights	
Innovative Advanced Therapy Platform	• Combination device/biologics use a patient's own cells to repair tissue & restore function • MACI® – Leading restorative cartilage repair product in the sports medicine market • Epicel® – Only permanent skin replacement in the severe burn care field
Top-Tier Revenue Growth	• Record Q3 revenue – 30% increase vs. Q3 2016 – driven by momentum of MACI launch uptake and expanded Epicel utilization; LTM revenues of $57.1 million • $600M+ current addressable markets – underpenetrated and growing • Accelerating MACI biopsy growth, up 33% in 2017 and 48% for Q4, is a strong leading indicator for MACI implant growth
Significant Margin Expansion Potential	• Continued volume growth and higher utilization of existing manufacturing capacity will drive further gross margin improvement given < 20% marginal COGS • Premium-priced products with concentrated call points provide significant operating margin leverage
Strong Balance Sheet	• Cash on hand expected to be sufficient to reach profitability • Strong institutional healthcare shareholder base

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Overview – Articular Cartilage Structure and Function Articular cartilage is a highly specialized connective tissue of synovial joints • Articular cartilage function – Provide a smooth, lubricated surface for articulation of joint surfaces allowing nearly frictionless movement Facilitate transmission of loads to underlying subchondral bone Protect joints from compressive, tensile and shearing forces – – • Hyaline cartilage is composed of dense extracellular matrix (ECM) of collagens, proteoglycans and H2O Chondrocytes are the resident cells responsible for the production, maintenance and repair of ECM • 4

Articular Cartilage Defects and Treatment Goals • Articular cartilage injury is a cause of significant musculoskeletal morbidity – Cartilage defects are found in ~60% of knee arthroscopies Damage is caused by acute and repetitive trauma, degenerative conditions (OA) and inflammatory conditions (RA) Limited capacity for intrinsic healing and repair • Devoid of blood vessels, nerves, or lymphatics • Mature chondrocytes have limited potential for replication Untreated lesions may lead to debilitating joint pain, dysfunction, and osteoarthritis – – – • Treatment Goals: Reduce symptoms, improve function, prevent degeneration 5

MACI Overview MACI is a 3rd generation autologous chondrocyte implant (ACI) for the treatment of cartilage defects of the knee • First tissue-engineered autologous cellularized scaffold product approved by the FDA (December 2016) First tissue-engineered product approved as an Advanced Therapy Medicinal Product by the European Commission (June 2013)1 • 1 Marketing in the EU has been temporarily suspended. 6

MACI Production and Administration

MACI Production



Biopsy Harvest



Chondrocyte Extraction



Chondrocyte Expansion



Uniform Cell Seeding

MACI Delivered



MACI Administration



Defect Prepared



Template Created



MACI Implanted



Adhered with Fibrin Glue

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MACI Label Indications and Usage 1. Indications and Usage MACI® (autologous cultured chondrocytes on porcine collagen membrane) is an autologous cellularized scaffold product indicated for the repair of single or multiple symptomatic, full-thickness cartilage defects of the knee with or without bone involvement in adults. Limitations of Use • • Effectiveness of MACI in joints other than the knee has not been established. Safety and effectiveness of MACI in patients over the age of 55 years have not been established. 8 MACI Label Indicated Use First-line treatment Defect Location Cartilage defects of the knee, including patella Defect Size No limitation Number of Defects Single or multiple Bone Involvement With or without bone involvement

MACI Administration Advantages 9 MACI 3rd generation ACI – Less invasive ACI – Easier administration – Eliminates periosteal harvest and sutures – Significant reduction in surgical time – Uniform distribution of cells – Improved post-operative course CARTICEL Effective in a challenging patient population – Moderate to large sized chronic, symptomatic lesions that have failed a primary treatment Limitations: – Technically exacting procedure requiring arthrotomy, periosteal patch harvest and sutures – Extended surgical time

SUMMIT (Superiority of MACI Implant Versus Microfracture Treatment) Clinical Study Results 45 KOOS Subscale 10 Improvement in Score (Mean Score) MACI demonstrated statistically significantly greater improvement in the co-primary endpoint of KOOS pain and function (SRA) scores compared to microfracture at year 2 KOOS Pain and Function Co-Primary Endpoint at Year 2 P = 0.001 50 46 40 35 30 25 20 15 10 5 0 PainFunction The American Journal of Sports Medicine (2014) 42(6), 1384-13K9O4. OS Subscale MACI (n=72) Microfracture (n=69) 45.5 35.4 36.1

SUMMIT Study Results – Response Rate 11 KOOS Response Rate (%) The proportion of patients responding to treatment was statistically significantly greater with MACI compared to microfracture at year 2 Response Rate* 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% MACIMicrofracture *Response defined as >10-point improvement in both pain and function subscores. The American Journal of Sports Medicine (2014) 42(6), 1384-1394. Responders Non-responders P = 0.016 87.50% 68.10% 31.90% 12.50%

SUMMIT Study Results – Improvement in KOOS Pain and Function Scores Over Time Weeks Weeks 12 Difference in KOOS Pain (95% CI) Difference in KOOS Function (95% CI) A significant improvement for MACI over microfracture was observed for the KOOS pain and function subscales as early as 36 weeks, and was maintained at 52 and 104 weeks Improvement in KOOS Pain and Function Scores Over Time 6060 5050 4040 3030 2020 1010 00 052104052104 MACIMFXMACIMFX The American Journal of Sports Medicine (2014) 42(6), 1384-1394.

SUMMIT Extension Study – Improvement in KOOS Pain and Function Scores Maintained Over 5 Years Overall efficacy data support a long-term clinical benefit from the use of MACI in patients with cartilage defects of the knee 13 Mean Change from Baseline In KOOS Pain Mean Change from Baseline In KOOS Function In the 3-year voluntary SUMMIT Extension follow-up study, improvement with MACI over microfracture was maintained to 5 years Improvement in KOOS Pain and Function Scores Over Time 6060 5050 4040 3030 2020 1010 00 052104156208260052104156208260 WeeksWeeks MACIMicrofractureMACIMicrofracture

MACI Rehabilitation Protocol 14 % Weight Bearing Published MACI rehabilitation protocols achieve full weight-bearing in 6-8 weeks compared to 10-12 weeks for published Carticel rehabilitation protocols Rehabilitation Timelines for ACI procedures: Time to Weight-Bearing1 100% 80% 60% 40% 20% 0% 1357911 Rehabilitation Week Minas 1999Ebert 2012Edwards 2013 1Ebert J et al, Osteoarthritis & Cartilage 2008; Edwards PK et al, AJSM 2013 MACI Carticel

Large Addressable Cartilage Repair Market for MACI


Estimated Annual Addressable Patient Population (U.S.)
892,000 Cartilage Repair Surgical Procedures[1]
48,000 Large (>2 cm²) Full-Thickness Cartilage Defects of the Knee[2]
23,000 Age-Appropriate Patients (17 – 55)[3]
16,000 Insured Patients[4]
11,000 Active Patients[5]
~$500 million addressable market for MACI
Surgical Procedures[6]
Restorative
Non-Restorative
ACI (~10%)
Osteochondral Allograft (~19%)
Juvenile Allograft (~22%)
Chondroplasty/ Microfracture (~24%)
Allograft Derived (~25%)

[1] U.S. MARKETS FOR SPORTS MEDICINE PRODUCTS; MedTech Insight, Report #A332, Oct 2014

[2] **Hjelle** et al. Arthroscopy. 2002;18(7):730-4; **Aroen** et al. Am J Sports Med. 2004;32(1):211-215; **Figueroa** et al. Arthroscopy, 2007;23(3):312-315; **Curl** et al. Arthroscopy. 1997, 13(4): 456-460; **Flanigan** et al. Med Sci Sports Exerc. 2010; 42(10): 1795-801.

[3] U.S. Census, Kaiser Family Foundation

[4] http://www.cdc.gov/nchs/fastats/health-insurance.htm

[5] http://stateofobesity.org/obesity-rates-trends-overview/

[6] SmartTrak BioMedGPS US Cartilage Replacement Market 2014-2019E, Procedure Volumes; Vericel Market Research

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MACI Strategic Sales Force Expansion Investment

- MACI Key Performance Indicators (KPI)
  - Biopsies — Leading indicator of future implants
  - Biopsy Surgeons — Strong interest from surgeon population
  - Implanting Surgeons — Intent to treat with MACI
  - Conversion Ratio — Based on surgeon intent, patient awareness and payer access

- 2012-2016 Carticel (21 Representatives)
  - Low single digit decline on all measures except for flat conversion ratio
- 2017 MACI Launch (28 Representatives)
  - Achieved double digit growth on key metrics, led by a 33% increase in biopsies while conversion ratio remained steady
- 2018 MACI (40 Representatives)
  - KPIs compel sales force expansion to meet growing demand of an expanding surgeon and patient population

Coverage of Surgeon Targets (%)



60%
75%
90%

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Additional Investments to Drive MACI Uptake • Case Management Services – Expanding by 33% to meet increased physician, patient, and sales force demand • Payer Access – – Achieved payer access for MACI consistent with Carticel within nine months of launch Priority shifts to improved Medical Policy and reimbursement pathways • Surgeon Training – – Maintaining investment on par with launch year > 500 surgeons trained to date, with ~50% of trained surgeons coming from former and non-Carticel user segments • Patient Engagement – Considerable expansion of investment to increase biopsy conversion rate • • • Secure patient contact consent with increasing volume of biopsies Patient testimonials and advocacy Rehabilitation experience 17

Epicel Overview Epicel is a permanent skin replacement for full thickness burns > 30% of total body surface area • Only FDA-approved autologous epidermal product available for large total body surface area burns • Important treatment option for severe burn patients where little skin is available for autografts • Approved as a Humanitarian Use Device in the United States • FDA approved HDE Supplement to revise label to specifically include pediatric patients (February 2016) 18

Epicel Production and Administration Expansion Procedure Exposed 19 Epicel Production Biopsy HarvestKeratinocyteEpicel SheetEpicel Graft Epicel Delivered Epicel Administration Graft RemovalGrafts AppliedTakedownNew Skin

Revised Epicel Label Will Enable Continued Growth Epicel (cultured epidermal autografts) HDE# BH990200 Epicel may now be sold for profit on up to 360,400 grafts per year (>50X volume) 2015 Directions for Use HUMANITARIAN DEVICE: Authorized by Federal law for use in adult and pediatric patients who have deep dermal or full-thickness burns comprising a total body surface area greater than or equal to 30%. Epicel may be used in conjunction with split-thickness autografts, or alone in Vericel may now communicate the probable survival benefit of Epicel in all age groups to physicians CLINICAL STUDIES The probable benefit of Epicel, mainly related to survival, was demonstrated in two Epicel databases and one physician-sponsored study, as shown in Table 3, Table 4, and Table 5. 20

Comparison of Epicel Patient Database to National Burn Repository1 Data Demonstrates Lower Mortality Rate Twenty-five Years’ Experience and Beyond with Cultured Epidermal Autografts (CEA) for Coverage of Large Burn Wounds in Adult and Pediatric Patients, 1989-2015; Hickerson, American Burn Association Annual Meeting (March 23, 2017). 1 American Burn Association, National Burn Repository 2016, Version 12. 21 Mortality Rate (%) Mortality Rate by TBSA Decile 100 90 80 70 60 50 40 30 20 10 0 0.1-9.910-19.920.29.930-39.9940-49.9950-59.9960-69.9970-79.980-89.9>90 Percent TBSA Burned Epicel, N=936National Burn Repository N=177,498 Stratified CMH Chi-square p < 0.0001 Chi-square for all subgroups > 40%TBSA p < 0.0001

Large Addressable Burn Care Market for Epicel Hospitalized Indicated Patients 22 Estimated U.S. Burn Patients1 500,000Epicel Grafting Burn Centers Annual Burns (U.S.) 30 40,000 Patients$120 Million 1,500Addressable Epicel-Market in the (>30% TBSA)U.S.2 600 Surviving >40% TBSA Patients 1 2012 National Burn Repository Report Version 8; 2013 National Burn Repository Report Version 9; 2014 National Burn Repository Report Version 10. 2 Assumes 600 patients x 1.25 (25% re-order rate) x 67 grafts per order x $2,354 per graft. 40 40 31 2028 20 10 0 2014201520162017

Epicel Strategic Investments • Expanded Commercial and Medical Affairs Team – – Expanded to five sales representatives and a dedicated Regional Sales Director Hired a dedicated Product Manager and Medical Science Liaison • Enhanced Patient and Customer Support Programs – Comprehensive peer-to-peer programs, including Fellowship Programs and Medical Programs Enhanced training and reimbursement support Increased presence through sponsorships, publications, and public relations campaigns – – 23

Strong Total Revenue Growth Since Acquisition $57.1M • • LTM revenue = $57.1 million 9% CAGR in revenue since the acquisition of Carticel/MACI and Epicel 24 $ Millions Total MACI/Carticel and Epicel Net Revenue $18 $16 $14 $12 $10 $8 $6 $4 $2 $0 Pre-AcquisitionPost-Acquisition $42.8M

Revenue Growth Accelerating Following MACI Launch +30% 25 $ Millions Record third quarter revenue and second straight quarter of 30% or higher revenue growth Q3 2017 Net Revenue vs. Q3 2016 $16 $14 $12 $10 $8 $6+19% $4 $2 $0 Q3 2016EpicelQ3 2017 MACI +67%

Accelerating Biopsy Growth Since MACI Launch is Expected to Drive Strong Implant Growth 40% 18% growth into 2018 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Foundation for Growth Surgeon Penetration – 22% growth in the number of surgeons sending a biopsy in 2017 Biopsy Growth – 33% biopsy growth driven by an increase in surgeon base and a significant increase in the volume per surgeon Implant Conversion – The percent of patients receiving an implant after a biopsy in 2017 was consistent with historical levels 26 Biopsy Growth (%) Carticel/MACI Biopsy Growth 50% Launch44% 30% 20%22%follow biopsy 10% 0% -10% Quarter vs. Prior Year Quarter GrowthRolling 4 Quarter Growth MACI48% 33% Implant growth should continue to 18% 23% 1% 9% 4% -6%

Continued Revenue Growth is Expected to Generate Strong Margin Leverage and Earnings Growth

Maximize market penetration of MACI and Epicel + **Gross Margin and Operating Leverage** + **Strong Balance Sheet** = **Strong EPS growth**

Maximize market penetration of MACI and Epicel

- Continue growth in number of MACI surgeons
- Increase number of biopsies per surgeon and increase conversion rate
- Expand number of burn centers utilizing Epicel

Gross Margin and Operating Leverage

- Continued volume growth and higher utilization of existing manufacturing capacity drive further gross margin improvement given marginal COGS < 20%
- Premium-price products with concentrated call points drive highly efficient SG&A cost structure

Strong Balance Sheet

- Cash on hand expected to be sufficient to reach profitability without additional dilutive financing

Strong EPS growth

✓ **Sales levels reaching inflection point where strong earnings growth is expected**

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Recent Financial Leverage Results Demonstrate Business Model $4 >50% of sales converted to COGS Operating Sales Operating 28 $ Millions Recent financial results demonstrate that continued revenue growth should further improve gross margins and generate significant operating income leverage Q2-Q3 2017 vs. Q2-Q3 2016 $7 $6 $5 ~85% of sales converted to $3n $2 $1 $-Growth1 GrowthExpenseIncome GrowthImprovement 1Q2/Q3 2017 sales growth excludes $1.4M reversal of reserve previously booked in Q1 2017 +$6.1 ($0.7) g growth ross margi ($2.0) +$3.4 growth operating income

Balance Sheet and Capital Structure

- Balance Sheet and Capital Structure – As of September 30, 2017 and Pro Forma with debt refinancing and ICT payment

Balance Sheet Highlights	September 30, 2017	Pro Forma
Cash[1]	$15.5 million	$27.8 million
Debt[2]	$10.3 million	$17.5 million
Available Balance on Revolving Debt Facility[3]	$7.5 million	$7.5 million

Capital Structure	September 30, 2017	Pro Forma
Common Stock[4]	34,851,582	35,668,432
Warrants[5]	842,024	895,206
Options Outstanding	4,576,877	4,576,877
Fully Diluted Shares Outstanding	**40,270,483**	**41,140,515**

1. Pro forma cash position illustrates impact of recent debt restructuring and ICT license fee and warrant purchase payment.
2. As of September 30, 2017 there was an outstanding balance of $7.8 million under a term loan and $2.5 million under a revolving line of credit; the term loan was refinanced in December 2017 and the balance was increased to $15 million.
3. Further restricted by Accounts Receivable collateral requirements calculated on a monthly basis.
4. As part of the license agreement ICT has paid $0.9 million upfront (net of tax) and completed an equity investment worth $4.2 million through the sale and subsequent conversion of warrants resulting in the issuance of 816,850 shares.
5. August 2013 Warrants: 724,950 shares, strike price=$4.80, expire August 16, 2018; September 2016 Warrants: 117,074 shares, strike price =$2.48, expire September 9, 2022; December 2017 Warrants: 53,182 shares, strike price = $4.27, expire December 6, 2023.

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VERICEL

Leader in Advanced Cell Therapies for the Sports Medicine and Severe Burn Care Markets

Vericel Investment Highlights	
Innovative Advanced Therapy Platform	• Combination device/biologics use a patient's own cells to repair tissue & restore function • MACI® – Leading restorative cartilage repair product in the sports medicine market • Epicel® – Only permanent skin replacement in the severe burn care field
Top-Tier Revenue Growth	• Record Q3 revenue – 30% increase vs. Q3 2016 – driven by momentum of MACI launch uptake and expanded Epicel utilization; LTM revenues of $57.1 million • $600M+ current addressable markets – underpenetrated and growing • Accelerating MACI biopsy growth, up 33% in 2017 and 48% for Q4, is a strong leading indicator for MACI implant growth
Significant Margin Expansion Potential	• Continued volume growth and higher utilization of existing manufacturing capacity will drive further gross margin improvement given < 20% marginal COGS • Premium-priced products with concentrated call points provide significant operating margin leverage
Strong Balance Sheet	• Cash on hand expected to be sufficient to reach profitability • Strong institutional healthcare shareholder base

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